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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04963

The Berwyn Funds

(Exact name of registrant as specified in charter)

1189 Lancaster Avenue Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip code)

Kevin M. Ryan
The Killen Group, Inc.          1189 Lancaster Avenue              Berwyn, PA 19312

(Name and address of agent for service)

Registrant's telephone number, including area code:	(610) 296-7222

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Berwyn Funds

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

Annual Report

December 31, 2014

NO LOAD MUTUAL FUNDS

Shareholder Services

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707 | Cincinnati, Ohio 45246-0707

1 (800) 992-6757

www.theberwynfunds.com

THE BERWYN FUNDS
TABLE OF CONTENTS

THE BERWYN FUNDS

2014 Annual Report

The Berwyn Funds

Letter from the President

January 26, 2015

Dear Shareholder:

In general, 2014 was a good year for the financial markets, but disappointing fwor the Berwyn Fund and the Berwyn Cornerstone Fund. The Berwyn Income Fund, with the help of a strong fourth quarter, delivered a respectable performance in 2014. For the year, major stock indices were higher and interest rates declined, thus pushing bond prices to lofty levels. Early in the year, especially harsh winter weather led to a shrinking economy and first quarter corporate earnings were adversely affected. In particular, it appeared that the earnings of small-cap stocks were impacted more than that of large-cap stocks. In fact, for the first nine-months of the year, the stock prices of larger companies fared better than that of smaller companies.

However, the economy, that has been slowly, but deliberately gaining strength for the past five years, rebounded in the second and third quarters of the year. After contracting 2.1 percent on an inflation adjusted basis in the first quarter, the economy grew 4.6 percent and 5.0 percent in the second and third quarters, respectively. With the rest of the world’s economies languishing, our strengthening domestic economy resulted in the dollar soaring in value against the currencies of our major trading partners. This set of circumstances led to weak commodity prices and the “headline grabbing,” sixty percent plunge in the price of oil. Accordingly, the stock prices of companies in natural resource based industries, oil and gas exploration and production, domestic manufacturing and materials distribution fell in the second half of the year due to the appreciation of the dollar. Both the Berwyn Fund and Berwyn Cornerstone Fund and to a much lesser extent, the Berwyn Income Fund, suffered in the second half from the soaring dollar, its effect upon the commodity markets and finally, the potential effect on corporate earnings. As a consequence, the Berwyn Fund, our small-cap stock portfolio, and Berwyn Cornerstone Fund, our mid and large-cap stock portfolio, experienced annual returns of – 4.62 percent and -0.97 percent, respectively, for the year ended December 31, 2014. The Berwyn Income Fund, a portfolio allocated between stocks and fixed income securities, rose 3.32 percent for the year.

Although the marketplace was faced with the crosscurrents described above during 2014, there remains a fundamental positive as we enter 2015 – an economy that is growing. Due to the impressive implementation of new technologies in our domestic oil exploration industry, oil production has risen from five million barrels per day to over nine million barrels per day, in the span of only a few years. As the price of gasoline and other energy prices plummet, the benefits to the consumer are obvious and are additive to the powerful economic stimulus of low interest rates, which are already in place. Further growth in the U.S. economy during 2015 seems more than reasonable to expect and we anticipate capitalizing on it.

Value investing is the focus of our work at The Berwyn Funds. We employ a methodology, which has been evolving over several decades, that has been successful in identifying undervalued securities. Over this period, we have improved and broadened our investment approach to adjust to the dynamics of the global economy. Despite the fact that we did not outperform the financial markets in 2014, our confidence in this contrarian, value oriented investment style is unshaken.

The work that we do is comprehensive and thorough, in our opinion. It is not foolproof and unfortunately, investing is not a science. Investment research is methodical and time consuming. Generally, there is always another report that can be read, a teleconference call that needs to be listened to, or a company that needs to be visited. Often, the most important aspect of the analysis resides in the evaluation of management and the company’s board of directors – their educational background, experience, past achievements and corporate incentives provided to motivate them. We are eager to continue implementing our methodology in the months ahead with the goal of driving our net asset values  per share to new highs.

Your participation and confidence in The Berwyn Funds is appreciated.

Sincerely,

Robert E. Killen
 President

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in The Berwyn Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other information about the Funds and should be read before investing. The Funds’ prospectus may be obtained by downloading it from the Funds’ web site (www.theberwynfunds.com) or by calling 1-800-992-6757.

The President’s Letter seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The opinions and views expressed are as of the date of the Letters.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS

2014 Annual Report

Berwyn Fund

a series of The Berwyn Funds

January 26, 2015

Dear Berwyn Fund Shareholder:

During the fourth quarter of 2014, on a dividend adjusted basis, the Berwyn Fund’s (BERWX or BF) net asset value per share rose from $30.96 to $31.79, for a gain of 2.06 percent. Although positive, the result was disappointing as compared to the Russell 2000, Standard & Poor’s 500 (S&P 500) and the Dow Jones Industrial Average (DJIA) which advanced, on total return bases, 9.73 percent, 4.93 percent and 5.20 percent, respectively. At the end of the quarter the BF paid a short-term capital gain distribution of $0.2707 and a long-term capital gain distribution of $5.8472.

For the year ended December 31, 2014, the BERWX registered a loss of 4.62 percent, most of which occurred in the third quarter. However, the Russell 2000, S&P 500, and DJIA were able to report annual total return gains of 4.89 percent, 13.69 percent, and 10.04 percent, respectively. Almost all of the Fund’s underperformance for the year, versus the Russell 2000, occurred in the fourth quarter. This was primarily due to the drop in commodity prices, including oil prices, which undoubtedly will have a negative impact on the earnings of a number of our stocks.

In some respects, our underperformance was related to the market capitalization of the stocks in the BF’s portfolio compared with our benchmark, the Russell 2000, and to that of the more senior indices, the S&P 500 and the DJIA. At the time of this writing, the average market capitalizations of stocks in the BF, Russell 2000 and S&P 500 are approximately $0.70 Billion (B), $1.01 B and $39 B, respectively, which correlates directly with the annual performance numbers cited above. Nonetheless, we continue to believe that market inefficiencies and future opportunities are more likely to exist in the small-cap sector than in other market sectors.

As shown in the Schedule of Investments included in this report, over seventy percent of the portfolio was concentrated in four economic sectors: information technology (25.3 percent), industrials (20.7 percent), materials (16.1 percent) and consumer discretionary (14.8 percent). Information technology and health care sectors were the best contributors to the Fund’s performance while consumer discretionary and energy sectors detracted the most from the Fund’s performance.

The most positive individual contributors to the BF’s 2014 performance were: Myriad Genetics (MYGN), a developer of molecular diagnostic products, Synaptics (SYNA), a developer of human interface solutions for high technology industries, Micrel (MCRL), an analog power integrated circuit manufacturer, Hallmark Financial Services (HALL), a provider of specialty property/casualty insurance, and KMG Chemicals (KMG), a manufacturer and formulator of specialty chemicals. The stocks having the most negative impact on the Fund for the twelve-month period were: VAALCO Energy (EGY), an oil and gas exploration company, LeapFrog Enterprises (LF), a creator of children’s educational toys, Olympic Steel (ZEUS), a distributor of steel and aluminum products, bebe stores (BEBE), a women’s clothing retailer and Diana Shipping (DSX), an owner and operator of dry bulk freight carriers.

In 2013, the stock market experienced a broad and robust advance that brought stock prices into a fairly valued, or in some cases, even overvalued, range. Recognizing this fact, as we entered 2014, we reduced, or eliminated, positions in stocks that had appreciated in recent years and in our opinion, held the potential for more risk than reward. Significant profits were taken in many stocks including AAON (AAON), Diana Shipping (DSX), Encore Wire (WIRE), Graham Manufacturing (GHM), Myriad Genetics (MYGN), Stillwater Mining (SWC), Synaptics (SYNA), US Ecology (ECOL) and Winnebago Industries (WGO). This process continued throughout the year, which is the reason for the large year-end capital gains distribution. In retrospect, we should have been even more aggressive in taking profits as a number of partially sold positions declined toward year-end.

Although the major indices were up last year, there were many divergences amongst individual stock market sectors. For example, even though the overall economy grew, competition amongst retailers was severe, and discounting during the Christmas selling season was widespread. This environment adversely affected stocks such as bebe stores (BEBE), Callaway Golf (ELY), Christopher and Banks (CBK), Crocs (CROX) and LeapFrog (LF). Another source of disruption occurred in July when the U.S. dollar began a dramatic increase in value versus the currencies of our trading partners. The implications of a strong dollar are widespread and fundamental to the strategies of many corporations, especially those involved in domestic manufacturing, natural resources, and basic materials, and overseas travel businesses. At year-end, the dollar had appreciated approximately twelve percent against a basket of major global currencies. We believe that the behavior of the dollar will be an important consideration in our stock selection process during 2015.

For the past thirty years, the Fund has employed a value-oriented research process that often results in selecting investments that are contrarian to popular points of view. Over the long-term, we believe that this investment philosophy reduces risk while allowing for generous rewards. We anticipate that the crosscurrents experienced by the financial markets in 2014 have produced bargains that our research process will uncover as the market volatility observed in the fourth quarter recedes. We are enthusiastic and eager to reverse the results of 2014.

At year-end, total assets in the BERWX were $346.1 million and the portfolio contained 44 stock positions. We appreciate your investment in the Berwyn Fund and do not take our fiduciary duty lightly.

Sincerely,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/14 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Income Fund	-4.62%	14.66%	7.84%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Fund for the year ended 12/31/14 was 1.16%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BF’s dividends and distributions (total return). All index returns referred to herein also include the reinvestment of dividends, distributions and interest (total return). The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment
in Berwyn Fund and Russell 2000 Index

THE BERWYN FUNDS

2014 Annual Report

Berwyn Income Fund

a series of The Berwyn Funds

January 26, 2015

Dear Berwyn Income Fund Shareholder:

Total return to shareholders of the Berwyn Income Fund (BERIX, or the Fund) for 2014’s fourth quarter was 1.22 percent. For the full year, BERIX’s total return was 3.32 percent. In the fourth quarter, a distribution of $0.0882 per share was paid from net investment income, up from the $0.0815 per share paid in 2013’s final quarter. At year’s end, the Fund also paid a long-term capital gain distribution of $0.5250 per share.

During the fourth quarter, BERIX’s performance was between its two fixed-income reference indices, the Citigroup Broad Investment Grade Bond Index (BIG), up 1.77 percent and the Merrill Lynch High Yield Master II Index, down 1.07 percent. In addition, the BERIX outperformed the Lipper Income Fund Index, up 0.98 percent, its only reference index with an equity component.

For the twelve-month period, BERIX’s 3.32 percent return was better than only one of its three reference indices: the Citigroup Broad Investment Grade Bond (BIG) Index gained 5.91 percent on a total return basis, the Merrill Lynch High Yield Master II Index gained 2.50 percent and the Lipper Income Fund Index gained 5.07 percent.

The major equity indices rallied for a sixth consecutive year and set all-time highs. Large Cap stocks, as represented by the Standard & Poor’s 500 Index posted a total return of 13.69 percent for the year ended December 31, 2014. Small Cap stocks produced a more muted return of 4.89 percent as represented by the Russell 2000 Index. Investment-grade bonds bounced back from losses suffered in 2013. Treasury bonds in particular rallied significantly, especially those with longer dated maturities. The yield on the 30-year Treasury bond declined by more than 120 basis points. These Treasury bond prices continued to rally into 2015, setting new lows with yields below 2.50 percent. High-yield bonds also rallied, although with more modest returns. While the U.S. job market continued to generate strong job gains, the slowdown of the world economy has broad reaching implications and remains a concern.

Since the 2008 financial crisis, many of the world’s largest central banks – from Japan to the U.S. to Europe to China – have engaged in some form of economic stimulus or quantitative easing (QE). The intent of QE is to stimulate economic growth by providing an environment supportive of low interest rates. Lower rates, in theory, encourage businesses to spend money on capital equipment and acquisitions that should lead to growth. While the global equity markets have experienced strong gains from QE, in aggregate, there have been very few structural economic gains made to date. Global GDP growth today is still moderating. China is decelerating. Japan and Europe are desperate for any signs of growth.

The only relative bright spot in the developed world has been the U.S. The term “relative” is extremely important. If the U.S. economy is so strong, why are U.S. Treasury rates continuing their 30-plus year decline? The answer is “relatively” simple. U.S. Treasury rates remain much higher than those rates available in Europe and Japan. Why would a global investor accept a 0.49 percent rate of interest from a German 10-year bond when they can earn 1.82 percent from a U.S. Treasury bond with the same maturity? This relative yield disparity is leading investors to flock to U.S. bonds, driving yields ever lower. This is one reason why a slowdown in other developed countries is important for U.S. investors.

The demand for U.S. bonds is also causing another phenomenon, which is shaping the global markets – a strengthening U.S. dollar. Since the end of June, buyers of U.S. securities have pushed the dollar higher by nearly 13 percent (relative to a basket of other currencies). This surprisingly steep rally in the dollar has created a ripple effect throughout the global economy. Since most commodities are priced in dollars, as the dollar appreciates, commodity prices depreciate. Unexpected changes in commodity prices have cut the price of a barrel of oil in half. Further, most other commodities are in a bear market with prices significantly lower versus the start of 2014. Iron ore, lumber, natural gas, copper, etc. are all experiencing marked price declines. These declines are putting the brakes on the pace of global GDP growth. Falling commodity prices are leading to disinflation. While lower inflation is generally desirable, deflation is not. In a worst-case scenario, if the direction of the U.S. dollar and global commodity prices continue on their present course, the world’s central banks’ QE efforts may have been a wasted effort. Despite central bankers’ best intentions, global GDP growth is not improving and fears of QE leading to inflation have been unfounded. Conversely, fears of deflation are moving to the forefront.

A stronger U.S. dollar and weaker commodity prices hurt the Fund’s 2014 performance in a few different ways. First, BERIX’s holdings in Cliffs Natural Resources, Inc. (CLF) and Peabody Energy Corp. (BTU) detracted over 300 basis points in the Fund’s total return over the past 12 months. Second, the Fund is underexposed to longer duration bonds. This underweighting to the best performing segment of the fixed-income market also had a negative influence on overall performance. Finally, BERIX’s equity portfolio is All-Cap so its managers can buy Large, Mid and Small Cap companies. The disparity in performance between Large Caps and Small Caps was nearly 1000 basis points. Therefore, the Fund’s higher allocation to smaller companies relative to similarly managed mutual funds also muted 2014 performance.

BERIX’s process will not lead to outperformance versus each of its reference indexes in every short-term time period. BERIX’s process does attempt to outperform its benchmarks over longer-term periods while attempting to take reasonable risk. This process will lead to underperformance at times as it has in 2014. But the positioning of the Fund will be a compilation of the manager’s bottom-up view of the markets. The risk and reward potential of each individual holding is carefully and thoughtfully considered throughout its holding period. The Fund’s positioning may fall out of favor in the short term. But the potential risk and reward of the Fund, in aggregate, over the long term should result in more positive outcomes.

The Fund’s portfolio holdings and asset allocation are primarily driven by its bottom-up investment process. Our focus is on each individual company’s return on capital and competitive position. Through this research, however, we are able to identify those items that may potentially influence a company’s earnings. The impact of the dollar and lower commodity prices have been viewed as a potential risk to the earnings of some of the economically cyclical companies we owned.

In light of these factors, BERIX’s managers took decisive steps to lower the portfolio’s allocation to cyclical companies. In particular, the Fund sold several oil-related stocks over the past twelve months at higher prices than where they ended the year. These stocks include Suncor Energy, Inc. (SU), Devon Energy Corp. (DVN) and Tidewater, Inc. (TDW).

BERIX’s relative performance bounced back nicely in the fourth quarter of 2014. A major reason is that the managers avoided the fourth quarter implosion that occurred in the high-yield bond market.

One sign of overvaluation in the markets is the amount of investor capital that moves into a specific area. In 1999, the market was fascinated with technology stocks. In 2007, investors could not get enough of housing and housing-related securities. In 2013, the high-yield bond market gravitated strongly toward the energy sector. Persistently high oil prices led to a false sense of security. Many energy companies launched huge capital expenditure and acquisition programs focused toward future growth. This spending was fueled by bonds issued in a low interest rate environment that were snapped up by yield-starved investors. The energy sector grew to 15 percent of the high-yield bond market.

As contrarians, BERIX’s managers tend to stay away from areas of investor exuberance. The only oil-related fixed-income securities in BERIX were those issued by Chesapeake Energy, Inc. (CHK). In terms of specific company management decisions, CHK acted very differently than other energy companies over the past few years. While energy prices rose, the company, led by a new management team, set upon a divestiture program. The company sold or spun off roughly $35 billion worth of assets in an effort to fortify their balance sheet and financial well being. One of CHK’s goals is to earn an investment grade-rated credit rating. When oil prices declined in earnest in the second half of 2014, this move sent shockwaves and panic throughout the high-yield bond market. The broad high-yield bond indexes fell nearly 3 percent during the second half of 2014. Many oil-related securities sold off much more than 3 percent, leaving investors with significant losses.

Despite some good decisions made by BERIX’s managers with respect to the oil industry, BERIX was not left unscathed from the broad decline in commodity prices. CHK, despite our favorable view, did not appreciate this year. Even more impactful were BERIX’s investments in Cliffs Natural Resources, Inc. (CLF) (-72 percent) and Peabody Energy Corp. (BTU) (-59 percent). In hindsight these investments were poorly timed and led to greater losses than anticipated. However, we still maintain these positions. As of this writing, both companies have new CEOs, which is a sign of potential future change. CLF, in particular, is set for a dramatic shift in strategy as the company is attempting to divest all of their non-U.S. based assets. This strategy, if successful, could lead to a much more stable business and a stronger balance sheet. Since we agree with management’s stated intentions and can see significant upside potential in their securities, we continue to own CLF common stock and convertible preferred stock. In our opinion, BTU is in need of a similar shift in strategy and for now we will hold our position at least until we can properly evaluate their CEO change. In addition to these two detractors, BERIX also experienced marked declines in the common stocks of Gold Resources Corp. (GORO), Tidewater, Inc. (TDW) and Avon Products, Inc. (AVP). Fortunately, each of these securities was underweighted over this holding period.

While BERIX underperformed in 2014, and in spite of the losses in Cliffs and Peabody, the Fund held several securities that appreciated significantly and resulted in a positive total return for the year. In terms of specific equity holdings, Tessera Technologies, Inc. (TSRA) common stock had a total return in excess of 68 percent. Intel Corp. (INTC), Exelon Corp. (EXC), Corning, Inc. (GLW) and FirstEnergy Corp. (FE) common stocks each gained more than 30 percent.

For most of 2014, BERIX’s managers maintained a cautionary stance regarding its duration positioning. As a result, the Fund missed out on large gains in Treasury bond prices. However, BERIX’s non-convertible preferred holdings returned more than 23 percent and bolstered the fixed-income portfolio. We continue to believe that sacrificing yield and holding large cash reserves may benefit shareholders in the future. The Fund also shifted away from other areas of the fixed-income market due to excessive valuations – including convertible and high-yield bonds. We anticipate that if Treasury prices fall and yields rise, BERIX’s portfolio would fare relatively well. If Treasury bond prices continue to climb and yields decline further, BERIX could underperform its reference indexes. The yield on the 10-year Treasury bond closed 2014 at 2.17 percent and since, has dropped beneath 1.90 percent.

In terms of asset allocation, we raised cash by trimming bonds and stocks. BERIX’s cash reserves remained elevated throughout 2014. The year closed with 33 percent in cash reserves, higher than at the beginning of the year. BERIX’s common stock position stood at 26 percent at the end of the year, while total fixed income (including preferred stocks) was 41 percent. This is our lowest allocation to fixed-income securities in at least 10 years.

The Fund’s convertible-bond holdings declined to 8.5 percent of the portfolio, with 32.5 percent invested in non-convertible corporate bonds and preferred stock. During the year, our convertible bond weighting decreased by approximately 10 percent of the portfolio (and declined more than 20 percent from the Fund’s peak convertible bond allocation). This reflects the rise in equity and convertible bond prices and the lack of value inherent in these securities to date. Approximately 46 percent of BERIX’s bond portfolio is invested in high-yield securities with 54 percent in investment grade securities, excluding cash and cash alternatives. Including cash, the Fund’s duration, a measure of interest rate sensitivity, stood at 3.97 years at year’s end. BERIX’s duration (including cash) remains shorter than many fixed-income indices.

BERIX ended the year with more than $2.5 billion in net assets. Net fund flows have turned modestly negative, as investor sentiment seemed to have been tempered by the Fund’s short-term, relative underperformance. Fund flows are not presently affecting BERIX managers’ investment decisions, so the Fund remains open to all investors. We continue to believe that a volatile market environment will offer attractive investment opportunities in the future for our shareholders.

In closing, we remain grateful for the trust you have placed in us. We fully appreciate the responsibility of managing your money and will continue to do so with diligence and integrity.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/14 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Income Fund	3.32%	7.95%	7.33%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BIF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Income Fund for the year ended 12/31/14 was 0.61%. Returns are before taxes and net of all expenses, advisory fees and commission charges and include the reinvestment of BIF’s dividends and distributions. All index returns referred to herein also include the reinvestment of dividends and interest payments.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment in
Berwyn Income Fund, Citigroup Broad Investment Grade Bond Index (BIG)
and Merrill Lynch High Yield Master II Index (MLHYMII)

Comparison of the Change in Value of $10,000 Investment in
Berwyn Income Fund and Lipper Income Fund Index (LII)

THE BERWYN FUNDS

2014 Annual Report

Berwyn Cornerstone Fund

a series of The Berwyn Funds

January 26, 2015

Dear Berwyn Cornerstone Fund Shareholder:

Berwyn Cornerstone Fund (BERCX, or the Fund) ended December 31, 2014 with a net asset value per share of $15.83 compared to a net asset value of $17.62 at the end of December 31, 2013. Including long-term capital gain distributions and income dividends of $1.5086 and $0.1229, respectively, our total return for the fourth quarter was 0.51 percent. For the full year, the Fund suffered a loss of -0.97 percent.

Our primary benchmarks, the Standard & Poor’s 500 and Standard & Poor’s MidCap 400 Indices, generated total returns of 4.93 percent and 6.35 percent for the fourth quarter. For the full year, these indices had total returns of 13.69 percent and 9.77 percent, respectively. After the excellent return that we were able to deliver in 2013, our team is especially disappointed in both our absolute and relative performances for 2014 and we are working with diligence and determination to outperform in 2015.

As value oriented investors, our research process is focused on reducing risk by buying common stocks, which we believe are temporarily out-of-favor, have solid fundamentals, and have declined to an attractive price level. Unfortunately, in 2014 we fell into the trap of investing in areas of the stock market that we thought were unpopular and were selling at inexpensive valuations, but, had more price risk than we realized. Our view of future profitability for these investments was marred by macroscopic economic trends that became evident in the second half of the year.

In part, over the past eighteen months, we have been establishing investment positions in companies engaged in cyclical industries that were related to the chemical, mining and oil and gas industries. Although we were well aware that economies outside the United States were struggling as we established investments in these sectors, it seemed logical that our improving domestic economy would mitigate the rate and the extent to which the rest of the world’s economies would suffer. However, we underestimated the extent to which rising supply and falling demand, as well as the unusual strength of the dollar, would negatively impact commodity prices and the earnings of this group of investments.

As a consequence, falling copper, natural gas, oil and steel prices led to a negative performance for all of our stocks in the materials sector with the exception of Alcoa (AA), which is benefiting from strong commercial aerospace demand.

In the third quarter and into the fourth quarter, we reduced our exposure to the energy sector by eliminating the shares of Joy Global (JOY), a manufacturer and servicer of coal mining machinery, and Tidewater (TDW), a supplier and operator of vessels for the offshore drilling industry, from the portfolio. With their primary markets falling into a deeper slump than we anticipated, we believe that we can improve shareholder returns more quickly by investing elsewhere.

We sold our shares in Avon Products (AVP). Avon is in the midst of a turnaround that is focusing on overseas growth. With the strong U.S. dollar, plus the difficult industry conditions that management is confronting, we made the decision to redeploy the Fund’s capital.

Consumer discretionary products, information technology and utilities sectors were positive contributors to last year’s performance. Harman International (HAR) was the biggest winner for BERCX as it continued to benefit from the worldwide growth in automobile sales and automobile infotainment products. In the technology area, Intel (INTC) and Corning (GLW) had strong performances, with both companies showing impressive annual financial results.

In the fourth quarter, we added three new investments to the Fund: BlackBerry (BBRY), Excelon (EXC) and Office Depot (ODP). BBRY, once a leading cell phone provider, has been trying to “reinvent” itself ever since it lost a major share of its market to both Apple iPhones and Android phones. Following a management change, the company has begun to focus its resources on software and mobile devices for the enterprise market where it expects to capitalize on the network security segment of the market. The company also remains a significant provider of software, known as QNX, which is used in electronic devices such as automobile infotainment systems.

Excelon (EXC), a generator and distributor of electricity and natural gas, primarily in Illinois and Pennsylvania, was purchased late in the fourth quarter. In fact, EXC is the largest generator of electricity using nuclear power in the country. EXC offers a generous dividend yield and earnings potential that we believe is under appreciated by the marketplace.

Office Depot (ODP) is a retailer of office supplies with a large online presence. After acquiring one of their competitors, OfficeMax, the company is undergoing a major consolidation in order to reduce costs. We anticipate improved profitability as they maximize the potential of the combined company.

Although we are dissatisfied with the results in 2014, we have repositioned the portfolio that should improve our absolute and relative performance during 2015 and beyond. We are mindful that the bull market that we’ve experienced since 2009 offers fewer deep discount opportunities at this time, however, our methodical and intense research process should uncover opportunities with attractive risk-to-reward scenarios.

We appreciate the support of our shareholders and look forward to reporting on the progress that we expect to make in future quarters.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/14 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Cornerstone Fund	-0.97%	10.41%	6.66%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BCF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The total and net expense ratios for Berwyn Cornerstone Fund for the year ended 12/31/14 were 1.68% and 1.25%, respectively. The Advisor has contractually agreed until at least May 1, 2015 to waive all or a portion of its management fees and/or reimburse other operating expenses so that BERCX’s total annual operating expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.25% of its average daily net assets. Fee waivers and/or expense reimbursements by the Advisor have positively impacted BERCX’s performance. Without such waivers and/or reimbursements, performance would have been lower. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BERCX’s dividends and distributions (total return). All index returns referred to herein also include the reinvestment of dividends, distributions and interest (total return). The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment in
Berwyn Cornerstone Fund, S&P 500 Index and S&P Mid-Cap 400 Index

BERWYN FUND SCHEDULE OF INVESTMENTS December 31, 2014
COMMON STOCKS — 100.5%	Shares	Value
CONSUMER DISCRETIONARY — 14.8%
AUTO COMPONENTS — 2.2%
Spartan Motors, Inc.	1,458,872	$7,673,667

AUTOMOBILES — 1.3%
Winnebago Industries, Inc.	205,803	4,478,273

HOUSEHOLD DURABLES — 2.1%
Hooker Furniture Corp.	429,034	7,366,514

LEISURE PRODUCTS — 4.5%
Callaway Golf Co.	1,258,478	9,690,280
LeapFrog Enterprises, Inc.+	1,235,100	5,829,672
		15,519,952
SPECIALTY RETAIL — 2.5%
bebe stores, inc.	2,139,659	4,685,853
Christopher & Banks Corp.+	661,897	3,779,432
		8,465,285
TEXTILES, APPAREL & LUXURY GOODS — 2.2%
Crocs, Inc.+	612,200	7,646,378

ENERGY — 7.5%
ENERGY EQUIPMENT & SERVICES — 4.1%
Gulf Island Fabrication, Inc.	329,681	6,392,514
Newpark Resources, Inc.+	820,850	7,830,909
		14,223,423
OIL, GAS & CONSUMABLE FUELS — 3.4%
Hallador Energy Co.	488,193	5,375,005
VAALCO Energy, Inc.+	1,039,200	4,738,752
Warren Resources, Inc.+	1,051,475	1,692,875
		11,806,632
FINANCIALS — 9.7%
INSURANCE — 3.7%
Hallmark Financial Services, Inc.+#	1,050,898	12,705,357

REAL ESTATE INVESTMENT TRUSTS (REIT) — 3.2%
Cedar Realty Trust, Inc.	1,506,130	11,054,994

THRIFTS & MORTGAGE FINANCE — 2.8%
Dime Community Bancshares, Inc.	599,845	9,765,477

BERWYN FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 100.5% (Continued)	Shares	Value
HEALTH CARE — 3.3%
BIOTECHNOLOGY — 3.3%
Myriad Genetics, Inc.+	333,000	$11,341,980

INDUSTRIALS — 20.7%
COMMERCIAL SERVICES & SUPPLIES — 8.5%
Ennis, Inc.	461,205	6,212,431
Knoll, Inc.	516,896	10,942,688
McGrath RentCorp	264,139	9,472,025
US Ecology, Inc.	72,566	2,911,348
		29,538,492
CONSTRUCTION & ENGINEERING — 3.5%
Granite Construction, Inc.	318,429	12,106,671

ELECTRICAL EQUIPMENT — 1.8%
Encore Wire Corp.	172,595	6,442,971

MACHINERY — 4.7%
FreightCar America, Inc.	381,181	10,028,872
Graham Corp.	219,553	6,316,540
		16,345,412
MARINE — 2.0%
Diana Shipping, Inc.+	1,015,100	6,811,321

TRADING COMPANIES & DISTRIBUTORS — 0.2%
Houston Wire & Cable Co.	49,661	593,449

INFORMATION TECHNOLOGY — 25.3%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 8.7%
Mercury Systems, Inc.+	590,424	8,218,702
Methode Electronics, Inc.	198,164	7,234,968
Plexus Corp.+	147,700	6,086,717
ScanSource, Inc.+	210,750	8,463,720
		30,004,107
IT SERVICES — 3.7%
Unisys Corp.+	435,905	12,850,479

BERWYN FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 100.5% (Continued)	Shares	Value
INFORMATION TECHNOLOGY — 25.3% (Continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 12.9%
Advanced Energy Industries, Inc.+	461,182	$10,930,014
Micrel, Inc.	809,839	11,750,764
Rudolph Technologies, Inc.+	696,183	7,121,952
Silicon Image, Inc.+	1,585,418	8,751,507
Synaptics, Inc.+	90,750	6,247,230
		44,801,467
MATERIALS — 16.1%
CHEMICALS — 9.0%
Intrepid Potash, Inc.+	586,300	8,137,844
KMG Chemicals, Inc.#	598,447	11,968,940
Landec Corp.+	788,300	10,886,423
		30,993,207
METALS & MINING — 4.8%
Olympic Steel, Inc.	398,043	7,077,205
Stillwater Mining Co.+	652,223	9,613,767
		16,690,972
PAPER & FOREST PRODUCTS — 2.3%
Deltic Timber Corp.	115,981	7,933,100

TELECOMMUNICATION SERVICES — 3.1%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.1%
Vonage Holdings Corp.+	2,804,800	10,686,288

TOTAL COMMON STOCKS (Cost $304,754,685)		$347,845,868

BERWYN FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 0.0%*	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.02% ^ (Cost $891)	891	$891

TOTAL INVESTMENTS AT VALUE — 100.5% (Cost $304,755,576)		$347,846,759

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5%)		(1,746,242)

NET ASSETS — 100.0%		$346,100,517

+	Non-income producing security.
#	The Fund owned 5% or more of the company's outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).
*	Percentage rounds to less than 0.1%.
^	The rate shown is the 7-day effective yield as of December 31, 2014.
See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS December 31, 2014
COMMON STOCKS — 25.9%	Shares	Value
CONSUMER DISCRETIONARY — 4.7%
AUTO COMPONENTS — 1.1%
Superior Industries International, Inc.#	1,475,806	$29,206,201

HOTELS, RESTAURANTS & LEISURE — 1.4%
Carnival Corp.	773,000	35,040,090

HOUSEHOLD DURABLES — 2.2%
Newell Rubbermaid, Inc.	655,000	24,948,950
Sony Corp. - ADR	1,550,000	31,728,500
		56,677,450
ENERGY — 1.1%
OIL, GAS & CONSUMABLE FUELS — 1.1%
Chesapeake Energy Corp.	1,018,000	19,922,260
Peabody Energy Corp.	1,000,000	7,740,000
		27,662,260
FINANCIALS — 3.3%
BANKS — 1.0%
Huntington Bancshares, Inc.	2,425,000	25,511,000

INSURANCE — 1.7%
Aflac, Inc.	230,000	14,050,700
Hartford Financial Services Group, Inc. (The)	737,000	30,725,530
		44,776,230
REAL ESTATE INVESTMENT TRUSTS — 0.6%
Mack-Cali Realty Corp.	793,624	15,126,473

HEALTH CARE — 2.5%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.5%
CryoLife, Inc.	1,199,578	13,591,219

HEALTH CARE PROVIDERS & SERVICES — 1.3%
Quest Diagnostics, Inc.	488,000	32,725,280

PHARMACEUTICALS — 0.7%
GlaxoSmithKline plc - ADR	453,000	19,361,220

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 25.9% (Continued)	Shares	Value
INDUSTRIALS — 2.2%
COMMERCIAL SERVICES & SUPPLIES — 2.2%
Ennis, Inc.#	2,155,404	$29,033,292
Pitney Bowes, Inc.	1,138,000	27,733,060
		56,766,352
INFORMATION TECHNOLOGY — 7.9%
COMMUNICATIONS EQUIPMENT — 1.9%
Brocade Communications Systems, Inc.	2,218,252	26,264,103
Nokia Corp. - ADR	400,000	3,144,000
PCTEL, Inc.#	2,363,512	20,468,014
		49,876,117
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.4%
Corning, Inc.	1,015,000	23,273,950
FLIR Systems, Inc.	755,000	24,394,050
Methode Electronics, Inc.	354,845	12,955,391
		60,623,391
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.6%
Intel Corp.	270,000	9,798,300
Tessera Technologies, Inc.	907,334	32,446,264
		42,244,564
SOFTWARE — 2.0%
CA, Inc.	725,000	22,076,250
Microsoft Corp.	200,000	9,290,000
Symantec Corp.	750,000	19,241,250
		50,607,500
MATERIALS — 0.6%
METALS & MINING — 0.6%
Cliffs Natural Resources, Inc.	1,300,000	9,282,000
Gold Resource Corp.	1,569,394	5,304,552
		14,586,552
UTILITIES — 3.6%
ELECTRIC UTILITIES — 3.6%
Exelon Corp.	860,000	31,888,800
FirstEnergy Corp.	818,000	31,893,820
PPL Corp.	807,000	29,318,310
		93,100,930

TOTAL COMMON STOCKS (Cost $578,916,711)		$667,482,829

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
PREFERRED STOCKS — 14.0%	Shares	Value
ENERGY — 0.5%
OIL, GAS & CONSUMABLE FUELS — 0.5%
Chesapeake Energy Corp., 5.00% - CV	132,701	$13,072,376

FINANCIALS — 9.8%
CAPITAL MARKETS — 0.6%
Affiliated Managers Group, Inc., 5.25%	105,697	2,734,381
Affiliated Managers Group, Inc., 6.375%	525,122	14,036,511
		16,770,892
COMMERCIAL BANKS — 2.0%
Wells Fargo & Co., 5.20% - Series N	1,657,305	38,399,757
Wells Fargo & Co., 5.25% - Series P	584,819	13,760,791
		52,160,548
DIVERSIFIED FINANCIAL SERVICES — 1.4%
JPMorgan Chase & Co., 5.45% - Series P	1,493,808	35,403,250

INSURANCE — 0.8%
Aflac, Inc., 5.50%	810,074	19,895,417

REAL ESTATE INVESTMENT TRUSTS — 4.4%
Alexandria Real Estate Equity, Inc., 7.00% - Series D - CV	418,817	11,643,112
Felcor Lodging Trust, Inc., 7.80% - CV	959,755	24,512,143
Felcor Lodging Trust, Inc., 8.00%	526,272	13,409,410
Kimco Realty Corp., 6.00% - Series I	225,336	5,655,934
Kimco Realty Corp., 5.50% - Series J	364,593	8,713,773
Kimco Realty Corp., 5.625% - Series K	434,153	10,484,795
Public Storage, 5.75% - Series T	153,210	3,788,883
Public Storage, 5.375% - Series V	1,453,864	34,136,727
		112,344,777
THRIFTS & MORTGAGE FINANCE — 0.6%
New York Community Capital Trust V, 6.00% - CV	339,661	16,898,135

INDUSTRIALS — 2.6%
COMMERCIAL SERVICES & SUPPLIES — 1.5%
Pitney Bowes, Inc., 5.25%	271,273	7,080,225
Pitney Bowes, Inc., 6.70%	1,170,504	31,205,637
		38,285,862
MACHINERY — 1.1%
Stanley Black & Decker, Inc., 5.75%	1,090,359	27,542,468

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
PREFERRED STOCKS — 14.0% (Continued)	Shares	Value
MATERIALS — 0.9%
METALS & MINING — 0.9%
Cliffs Natural Resources, Inc., 7.00% - Series A - CV	3,283,268	$21,997,896

UTILITIES — 0.2%
ELECTRIC UTILITIES — 0.2%
Exelon Corp., 6.50%	108,600	5,701,500

TOTAL PREFERRED STOCKS (Cost $368,639,278)		$360,073,121

CORPORATE BONDS — 27.0%	Par Value	Value
CONSUMER DISCRETIONARY — 7.0%
HOTELS, RESTAURANTS & LEISURE — 1.0%
Carnival Corp., 1.20%, due 02/05/16	$1,689,000	$1,688,019
Ruby Tuesday, Inc., 7.625%, due 05/15/20	23,850,000	23,373,000
		25,061,019
HOUSEHOLD DURABLES — 1.8%
D.R. Horton, Inc., 5.25%, due 02/15/15	17,832,000	17,921,160
D.R. Horton, Inc., 5.625%, due 01/15/16	8,328,000	8,661,120
Ethan Allen Global, Inc., 5.375%, due 10/01/15	10,500,000	10,631,250
Newell Rubbermaid Inc., 2.05%, due 12/01/17	9,700,000	9,670,454
		46,883,984
LEISURE PRODUCTS — 1.3%
Brunswick Corp., 144A, 4.625%, due 05/15/21	14,611,000	14,318,780
Brunswick Corp., 7.125%, due 08/01/27	9,900,000	10,593,000
Smith & Wesson Holding Corp., 144A, 5.875%, due 06/15/17	8,825,000	8,869,125
		33,780,905
MULTI-LINE RETAIL — 1.3%
Family Dollar Stores, Inc., 5.00%, due 02/01/21	29,962,000	31,604,816

SPECIALTY RETAIL — 1.6%
Best Buy Co., Inc., 3.75%, due 03/15/16	6,450,000	6,554,813
Best Buy Co., Inc., 5.00%, due 08/01/18	2,000,000	2,068,750
Best Buy Co., Inc., 5.50%, due 03/15/21	31,683,000	32,950,320
		41,573,883
CONSUMER STAPLES — 0.9%
CONSUMER PRODUCTS — 0.0%*
Church & Dwight Co., Inc., 3.35%, due 12/15/15	1,115,000	1,139,321

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 27.0% (Continued)	Par Value	Value
CONSUMER STAPLES — 0.9% (Continued)
FOOD & STAPLES RETAILING — 0.7%
Costco Wholesale Corp., 1.125%, due 12/15/17	$17,280,000	$17,167,766

FOOD PRODUCTS — 0.2%
General Mills, Inc., 4.15%, due 02/15/43	5,820,000	5,809,670

ENERGY — 2.5%
OIL, GAS & CONSUMABLE FUELS — 2.5%
Chesapeake Energy Corp., 2.75%, due 11/15/35 CV	13,000,000	12,983,750
Chesapeake Energy Corp., 2.50%, due 05/15/37 CV	7,500,000	7,284,375
Chesapeake Energy Corp., 2.50%, due 05/15/37 CV	6,500,000	6,268,438
Peabody Energy Corp., 4.75%, due 12/15/41 CV	70,434,000	36,977,850
		63,514,413
FINANCIALS — 0.6%
REAL ESTATE INVESTMENT TRUSTS — 0.6%
Health Care REIT, Inc., 4.95%, due 01/15/21	13,684,000	15,046,625

HEALTH CARE — 6.0%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.5%
Teleflex, Inc., 6.875%, due 06/01/19	13,870,000	14,459,475

HEALTH CARE PROVIDERS & SERVICES — 3.8%
Express Scripts Holding Co., 2.10%, due 02/12/15	36,539,000	36,583,833
Hanger Orthopedic Group, Inc., 7.125%, due 11/15/18	12,050,000	12,110,250
HealthSouth Corp., 5.75%, due 11/01/24	27,418,000	28,514,720
Medco Health Solutions, Inc., 2.75%, due 09/15/15	19,554,000	19,810,666
		97,019,469
PHARMACEUTICALS — 1.7%
Hospira, Inc., 5.60%, due 09/15/40	39,152,000	43,710,663

INDUSTRIALS — 1.2%
COMMERCIAL SERVICES & SUPPLIES — 0.4%
Deluxe Corp., 7.00%, due 03/15/19	9,560,000	9,978,250

COMMUNICATIONS EQUIPMENT — 0.7%
Brocade Communications Systems, Inc., 4.625%, due 01/15/23	19,111,000	18,346,560

ROAD & RAIL — 0.1%
J.B. Hunt Transport Services, Inc., 3.375%, due 09/15/15	3,230,000	3,285,424

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 27.0% (Continued)	Par Value	Value
INFORMATION TECHNOLOGY — 8.7%
COMMUNICATIONS EQUIPMENT — 2.0%
Nokia Corp., 5.375%, due 05/15/19	$13,000,000	$13,910,000
Nokia Corp., 6.625%, due 05/15/39	33,786,000	37,333,530
		51,243,530
IT SERVICES — 1.5%
WEX, Inc., 144A, 4.75%, due 02/01/23	40,269,000	38,859,585

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.0%
Altera Corp., 1.75%, due 05/15/17	24,124,000	24,156,664

SOFTWARE — 3.5%
Adobe Systems, Inc., 3.25%, due 02/01/15	14,510,000	14,537,540
Nuance Communications, Inc., 2.75%, due 11/01/31 CV	63,977,000	63,777,072
Symantec Corp., 2.75%, due 09/15/15	12,586,000	12,740,531
		91,055,143
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.7%
NetApp, Inc., 3.25%, due 12/15/22	17,770,000	17,526,106

MATERIALS — 0.1%
CONTAINERS & PACKAGING — 0.1%
Ball Corp., 4.00%, due 11/15/23	2,250,000	2,171,250
Silgan Holdings, Inc., 5.50%, due 02/01/22	863,000	884,575
		3,055,825

TOTAL CORPORATE BONDS (Cost $682,179,134)		$694,279,096

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 32.9%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01%^	458,651,005	$458,651,005
Fidelity Institutional Money Market Portfolio - Select Class, 0.02%^	129,180,429	129,180,429
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.04%^	129,179,715	129,179,715
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.01%^	129,179,715	129,179,715
TOTAL MONEY MARKET FUNDS (Cost $846,190,864)		$846,190,864

TOTAL INVESTMENTS AT VALUE — 99.8% (Cost $2,475,925,987)		$2,568,025,910

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		5,416,227

NET ASSETS — 100.0%		$2,573,442,137

ADR - American Depositary Receipt.
CV - Convertible Security.
144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

#	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).
*	Percentage rounds to less than 0.1%.
^	The rate shown is the 7-day effective yield as of December 31, 2014.
See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS December 31, 2014
COMMON STOCKS — 84.7%	Shares	Value
CONSUMER DISCRETIONARY — 12.6%
AUTOMOBILES — 1.4%
Thor Industries, Inc.	5,375	$300,301

HOTELS, RESTAURANTS & LEISURE — 3.3%
Carnival Corp.	16,000	725,280

HOUSEHOLD DURABLES — 4.5%
Harman International Industries, Inc.	3,125	333,469
Sony Corp. - ADR	31,000	634,570
		968,039
SPECIALTY RETAIL — 3.4%
Gap, Inc. (The)	6,875	289,506
Office Depot, Inc.+	52,000	445,900
		735,406
ENERGY — 9.5%
ENERGY EQUIPMENT & SERVICES — 1.2%
Helmerich & Payne, Inc.	3,825	257,882

OIL, GAS & CONSUMABLE FUELS — 8.3%
Chevron Corp.	3,550	398,239
Devon Energy Corp.	9,600	587,616
Peabody Energy Corp.	40,775	315,598
Suncor Energy, Inc.	15,550	494,179
		1,795,632
FINANCIALS — 11.0%
BANKS — 1.5%
Wells Fargo & Co.	6,000	328,920

CAPITAL MARKETS — 3.5%
Bank of New York Mellon Corp. (The)	18,550	752,574

DIVERSIFIED FINANCIAL SERVICES — 1.5%
JPMorgan Chase & Co.	5,100	319,158

INSURANCE — 3.8%
Assured Guaranty Ltd.	20,800	540,592
Unum Group	8,050	280,784
		821,376
THRIFTS & MORTGAGE FINANCE — 0.7%
New York Community Bancorp, Inc.	9,375	150,000

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 84.7% (Continued)	Shares	Value
HEALTH CARE — 4.6%
HEALTH CARE PROVIDERS & SERVICES — 3.0%
Quest Diagnostics, Inc.	9,655	$647,464

PHARMACEUTICALS — 1.6%
GlaxoSmithKline plc - ADR	8,200	350,468

INDUSTRIALS — 4.3%
COMMERCIAL SERVICES & SUPPLIES — 2.1%
Pitney Bowes, Inc.	18,725	456,328

CONSTRUCTION & ENGINEERING — 2.2%
Jacobs Engineering Group, Inc.+	10,500	469,245

INFORMATION TECHNOLOGY — 22.7%
COMMUNICATIONS EQUIPMENT — 3.7%
ADTRAN, Inc.	26,500	577,700
BlackBerry Ltd.+	20,000	219,600
		797,300
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 9.1%
Corning, Inc.	32,625	748,091
FLIR Systems, Inc.	18,625	601,774
Itron, Inc.+	14,650	619,549
		1,969,414
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.5%
Intel Corp.	8,825	320,259

SOFTWARE — 7.3%
CA, Inc.	21,050	640,972
Microsoft Corp.	13,670	634,972
Symantec Corp.	12,000	307,860
		1,583,804
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.1%
Hewlett-Packard Co.	5,700	228,741

MATERIALS — 10.9%
CHEMICALS — 1.7%
Mosaic Co. (The)	8,000	365,200

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 84.7% (Continued)	Shares	Value
MATERIALS — 10.9% (Continued)
METALS & MINING — 9.2%
Alcoa, Inc.	31,650	$499,753
Allegheny Technologies, Inc.	10,350	359,870
Cliffs Natural Resources, Inc.	48,000	342,720
Nucor Corp.	10,400	510,120
Reliance Steel & Aluminum Co.	4,300	263,461
		1,975,924
UTILITIES — 9.1%
ELECTRIC UTILITIES — 9.1%
Exelon Corp.	19,000	704,520
FirstEnergy Corp.	17,335	675,892
PPL Corp.	16,200	588,546
		1,968,958

TOTAL COMMON STOCKS (Cost $15,841,220)		$18,287,673

MONEY MARKET FUNDS — 15.9%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01%^	365,519	$365,519
Fidelity Institutional Money Market Portfolio - Select Class, 0.02%^	1,028,041	1,028,041
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.04%^	1,025,572	1,025,572
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.01%^	1,025,974	1,025,974
TOTAL MONEY MARKET FUNDS (Cost $3,445,106)		$3,445,106

TOTAL INVESTMENTS AT VALUE — 100.6% (Cost $19,286,326)		$21,732,779

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6%)		(136,426)

NET ASSETS — 100.0%		$21,596,353

ADR-American Depositary Receipt.

+	Non-income producing security.
^	The rate shown is the 7-day effective yield as of December 31, 2014.
See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF ASSETS AND LIABILITIES December 31, 2014
	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Assets
Investments in Securities:
Unaffiliated Investments, At Value (Cost $285,332,501, $2,392,210,196 and $19,286,326 for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Note 2)	$323,172,462	$2,489,318,403	$21,732,779
Affiliated Investments, At Value (Cost $19,423,075, $83,715,791 and $– for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Notes 2 and 5)	24,674,297	78,707,507	—
Total Investments, At Value (Cost $304,755,576, $2,475,925,987 and $19,286,326 for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Notes 2 and 5)	347,846,759	2,568,025,910	21,732,779
Receivables:
Dividends and Interest	63,061	9,094,895	17,359
Investment Securities Sold	1,069,247	—	—
Fund Shares Sold	382,063	3,173,407	78,474
Other Assets	17,726	46,004	7,552
Total Assets	349,378,856	2,580,340,216	21,836,164

Liabilities
Payables:
Investment Securities Purchased	—	1,276,530	219,300
Fund Shares Redeemed	1,894,686	4,239,019	—
Line of Credit Payable (Note 7)	1,007,000	—	—
Accrued Investment Advisory Fees (Note 5)	317,453	1,094,665	1,892
Accrued Administration Fees (Note 5)	31,175	202,765	4,165
Accrued Compliance Fees (Note 5)	1,060	1,060	1,060
Other Accrued Expenses	26,965	84,040	13,394
Total Liabilities	3,278,339	6,898,079	239,811

Net Assets	$346,100,517	$2,573,442,137	$21,596,353

Net Assets Consist of:
Paid-in Capital	$304,046,403	$2,501,028,849	$19,169,970
Distributions in Excess of Net Investment Income	—	(1,124,713)	—
Accumulated Net Realized Losses From Security Transactions	(1,037,069)	(18,561,922)	(20,070)
Net Unrealized Appreciation on Investment Securities	43,091,183	92,099,923	2,446,453
Net Assets	$346,100,517	$2,573,442,137	$21,596,353

Shares of Beneficial Interest Outstanding (No Par Value, Unlimited Authorized)	10,885,882	189,105,195	1,364,575

Net Asset Value and Offering Price Per Share	$31.79	$13.61	$15.83

Minimum Redemption Price Per Share (Note 2)	$31.47	$13.47	$15.67

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF OPERATIONS For the Year Ended December 31, 2014
	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Investment Income
Dividends from Unaffiliated Issuers	$3,614,112	$36,888,793	$426,414
Dividends from Affiliated Issuers (Note 5)	73,428	2,285,019	—
Foreign Withholding Taxes on Dividends	—	(22,370)	(2,128)
Interest	—	34,038,058	—
Total Investment Income	3,687,540	73,189,500	424,286

Expenses
Investment Advisory Fees (Note 5)	4,411,945	12,489,086	184,145
Administration Fees (Note 5)	434,725	2,333,634	49,744
Registration and Filing Fees	52,096	170,898	26,882
Custodian and Bank Service Fees	45,055	152,428	4,224
Trustees’ Fees and Expenses (Note 5)	41,386	41,386	41,386
Professional Fees	30,771	30,771	23,251
Shareholder Report Printing	17,277	51,707	2,428
Insurance	19,925	36,206	556
Compliance Services Fees (Note 5)	12,724	12,724	12,724
Borrowing Costs (Note 7)	63	—	—
Other Expenses	66,758	180,717	18,220
Total Expenses Before Fee Waivers by Advisor	5,132,725	15,499,557	363,560
Less Fees Waived by Advisor (Note 5)	—	—	(92,758)
Net Expenses	5,132,725	15,499,557	270,802

Net Investment Income (Loss)	(1,445,185)	57,689,943	153,484

Realized and Unrealized Gains (Losses) on Investments
Net Realized Gains from Sales of Unaffiliated Investment Securities	59,104,192	87,743,277	1,887,734
Net Realized Gains from Sales of Affiliated Investment Securities (Note 5)	60,819	—	—
Net Change in Net Unrealized Appreciation (Depreciation) on Unaffiliated Investment Securities	(85,546,199)	(61,680,812)	(2,376,777)
Net Change in Net Unrealized Appreciation (Depreciation) on Affiliated Investment Securities (Note 5)	5,283,074	(7,742,342)	—
Net Realized and Unrealized Gains (Losses) on Investments	(21,098,114)	18,320,123	(489,043)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(22,543,299)	$76,010,066	$(335,559)

See Accompanying Notes to Financial Statements.

BERWYN FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended 12/31/14	Year Ended 12/31/13
Operations
Net Investment Loss	$(1,445,185)	$(984,387)
Net Realized Gains from Sales of Investment Securities	59,165,011	46,344,655
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	(80,263,125)	79,782,852
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,543,299)	125,143,120

Distributions to Shareholders
From Realized Gains from Sales of Investment Securities	(57,876,340)	(44,860,422)

Capital Share Transactions
Proceeds from Shares Sold	65,175,310	172,494,027
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	56,868,829	44,034,929
Proceeds from Redemption Fees Collected (Note 2)	40,318	71,742
Shares Redeemed	(214,452,126)	(79,634,347)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(92,367,669)	136,966,351

Total Increase (Decrease) in Net Assets	(172,787,308)	217,249,049

Net Assets
Beginning of Year	518,887,825	301,638,776
End of Year	$346,100,517	$518,887,825

Undistributed Net Investment Income	$—	$—

Capital Share Activity
Shares Sold	1,694,042	4,637,055
Shares Reinvested	1,770,519	1,110,311
Shares Redeemed	(5,654,952)	(2,090,677)
Net Increase (Decrease) from Capital Share Transactions	(2,190,391)	3,656,689
Shares Outstanding, Beginning of Year	13,076,273	9,419,584
Shares Outstanding, End of Year	10,885,882	13,076,273

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended 12/31/14	Year Ended 12/31/13
Operations
Net Investment Income	$57,689,943	$37,318,182
Net Realized Gains from Sales of Investment Securities	87,743,277	119,788,486
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	(69,423,154)	88,276,949
Net Increase in Net Assets Resulting from Operations	76,010,066	245,383,617

Distributions to Shareholders
From Net Investment Income	(61,452,155)	(37,311,428)
From Realized Gains from Sales of Investment Securities	(95,884,086)	(127,061,134)
Decrease in Net Assets Resulting from Distributions to Shareholders	(157,336,241)	(164,372,562)

Capital Share Transactions
Proceeds from Shares Sold	914,123,223	795,759,826
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	149,939,659	155,206,052
Proceeds from Redemption Fees Collected (Note 2)	388,905	243,398
Shares Redeemed	(527,067,620)	(361,570,752)
Net Increase in Net Assets from Capital Share Transactions	537,384,167	589,638,524

Total Increase in Net Assets	456,057,992	670,649,579

Net Assets
Beginning of Year	2,117,384,145	1,446,734,566
End of Year	$2,573,442,137	$2,117,384,145

Undistributed (Distributions In Excess of) Net Investment Income	$(1,124,713)	$17,564

Capital Share Activity
Shares Sold	64,238,034	56,048,851
Shares Reinvested	10,863,117	11,113,322
Shares Redeemed	(37,182,778)	(25,955,654)
Net Increase from Capital Share Transactions	37,918,373	41,206,519
Shares Outstanding, Beginning of Year	151,186,822	109,980,303
Shares Outstanding, End of Year	189,105,195	151,186,822

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended 12/31/14	Year Ended 12/31/13
Operations
Net Investment Income	$153,484	$144,430
Net Realized Gains from Sales of Investment Securities	1,887,734	1,663,161
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	(2,376,777)	3,658,013
Net Increase (Decrease) in Net Assets Resulting from Operations	(335,559)	5,465,604

Distributions to Shareholders
From Net Investment Income	(153,559)	(144,465)
From Realized Gains from Sales of Investment Securities	(1,884,946)	(1,632,414)
Decrease in Net Assets Resulting from Distributions to Shareholders	(2,038,505)	(1,776,879)

Capital Share Transactions
Proceeds from Shares Sold	7,055,226	1,881,912
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	2,032,239	1,751,848
Proceeds from Redemption Fees Collected (Note 2)	1,873	387
Shares Redeemed	(4,878,658)	(1,353,429)
Net Increase in Net Assets from Capital Share Transactions	4,210,680	2,280,718

Total Increase in Net Assets	1,836,616	5,969,443

Net Assets
Beginning of Year	19,759,737	13,790,294
End of Year	$21,596,353	$19,759,737

Undistributed Net Investment Income	$—	$—

Capital Share Activity
Shares Sold	393,976	113,650
Shares Reinvested	127,325	99,820
Shares Redeemed	(278,420)	(80,078)
Net Increase from Capital Share Transactions	242,881	133,392
Shares Outstanding, Beginning of Year	1,121,694	988,302
Shares Outstanding, End of Year	1,364,575	1,121,694

See Accompanying Notes to Financial Statements.

BERWYN FUND FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
	Years Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net Asset Value, Beginning of Year	$39.68	$32.02	$28.76	$28.28	$22.66

Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.13)	(0.08)	0.06	(0.00)*	0.00 *
Net Realized and Unrealized Gains (Losses) on Investment Securities	(1.64)	11.46	5.25	0.97	5.61
Total Income (Loss) from Investment Operations	(1.77)	11.38	5.31	0.97	5.61

Less Distributions
Dividends from Net Investment Income	—	—	(0.06)	—	(0.00)*
Distributions from Net Realized Gains from Sales of Investment Securities	(6.12)	(3.73)	(2.01)	(0.50)	—
Total Distributions	(6.12)	(3.73)	(2.07)	(0.50)	(0.00)*

Proceeds from Redemption Fees Collected (Note 2)	0.00 *	0.01	0.02	0.01	0.01

Net Asset Value, End of Year	$31.79	$39.68	$32.02	$28.76	$28.28

Total Return	(4.62%)	35.58%	18.67%	3.45%	24.82%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$346,101	$518,888	$301,639	$226,577	$188,720

Ratio of Expenses to Average Net Assets	1.16%	1.18%	1.19%	1.21%	1.25%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.33%)	(0.23%)	0.20%	(0.02%)	0.01%

Portfolio Turnover Rate	17%	29%	30%	30%	44%

*	Amount rounds to less than $0.01 per share.
See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
	Years Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net Asset Value, Beginning of Year	$14.01	$13.15	$12.87	$13.26	$12.77

Income (Loss) from Investment Operations
Net Investment Income	0.32	0.30	0.38	0.44	0.49
Net Realized and Unrealized Gains (Losses) on Investment Securities	0.15	1.76	0.63	(0.04)	0.76
Total Income from Investment Operations	0.47	2.06	1.01	0.40	1.25

Less Distributions
Dividends from Net Investment Income	(0.34)	(0.30)	(0.38)	(0.44)	(0.49)
Distributions from Net Realized Gains from Sales of Investment Securities	(0.53)	(0.90)	(0.35)	(0.35)	(0.28)
Total Distributions	(0.87)	(1.20)	(0.73)	(0.79)	(0.77)

Proceeds from Redemption Fees Collected (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.01

Net Asset Value, End of Year	$13.61	$14.01	$13.15	$12.87	$13.26

Total Return	3.32%	15.83%	7.96%	3.09%	10.06%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$2,573,442	$2,117,384	$1,446,735	$1,311,981	$1,282,085

Ratio of Expenses to Average Net Assets	0.61%	0.63%	0.64%	0.65%	0.66%

Ratio of Net Investment Income to Average Net Assets	2.28%	2.22%	2.85%	3.32%	3.93%

Portfolio Turnover Rate	45%	64%	51%	71%	49%

*	Amount rounds to less than $0.01 per share.
See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
	Years Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net Asset Value, Beginning of Year	$17.62	$13.95	$12.93	$13.42	$12.44

Income (Loss) from Investment Operations
Net Investment Income	0.12	0.14	0.17	0.14	0.09
Net Realized and Unrealized Gains (Losses) on Investment Securities	(0.28)	5.24	1.50	(0.49)	0.98
Total Income (Loss) from Investment Operations	(0.16)	5.38	1.67	(0.35)	1.07

Less Distributions
Dividends from Net Investment Income	(0.12)	(0.14)	(0.17)	(0.14)	(0.09)
Distributions from Net Realized Gains from Sales of Investment Securities	(1.51)	(1.57)	(0.48)	—	—
Total Distributions	(1.63)	(1.71)	(0.65)	(0.14)	(0.09)

Proceeds from Redemption Fees Collected (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *

Net Asset Value, End of Year	$15.83	$17.62	$13.95	$12.93	$13.42

Total Return	(0.97%)	38.64%	13.02%	(2.59%)	8.57%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$21,596	$19,760	$13,790	$11,020	$10,273

Ratio of Total Expenses to Average Net Assets	1.68%	1.76%	1.89%	1.95%	2.26%

Ratio of Net Expenses to Average Net Assets #	1.25%	1.25%	1.25%	1.25%	1.61%

Ratio of Net Investment Income to Average Net Assets	0.28%	0.34%	0.62%	0.42%	0.08%

Ratio of Net Investment Income to Average Net Assets #	0.71%	0.85%	1.26%	1.12%	0.73%

Portfolio Turnover Rate	38%	32%	22%	22%	39%

*	Amount rounds to less than $0.01 per share.
#	After advisory fee waivers by the Advisor (Note 5).
See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

1. ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of The Berwyn Funds (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund’s primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Berwyn Income Fund’s investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund’s investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2. ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Security Valuation: The Funds’ securities are valued at their market value, which usually means the last quoted sales price on a security’s principal exchange or, in the case of an equity security traded on the National Association of Dealers’ Automated Quotation System (“NASDAQ”), its NASDAQ Official Closing Price. Securities not traded on the valuation date and securities not listed on an exchange (including NASDAQ) are valued at the last quoted bid price. All other securities, including securities in which the quotations are considered by the Funds’ investment advisor to be unreliable due to significant market or other events, are priced at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by a reliable pricing source; and actions of the securities markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•	Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Corporate Bonds held by Berwyn Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2014, by security type:

Berwyn Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$347,845,868	$—	$—	$347,845,868
Money Market Funds	891	—	—	891
Total	$347,846,759	$—	$—	$347,846,759

Berwyn Income Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$667,482,829	$—	$—	$667,482,829
Preferred Stocks	360,073,121	—	—	360,073,121
Corporate Bonds	—	694,279,096	—	694,279,096
Money Market Funds	846,190,864	—	—	846,190,864
Total	$1,873,746,814	$694,279,096	$—	$2,568,025,910

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Berwyn Cornerstone Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$18,287,673	$—	$—	$18,287,673
Money Market Funds	3,445,106	—	—	3,445,106
Total	$21,732,779	$—	$—	$21,732,779

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of December 31, 2014, the Funds did not have any transfers in and out of any Level. The Funds did not have any assets or liabilities or derivative instruments that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2014. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

Share Valuation: The net asset value per share of each Fund is determined daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the years ended December 31, 2014 and December 31, 2013, proceeds from redemption fees totaled $40,318 and $71,742, respectively, for Berwyn Fund, $388,905 and $243,398, respectively, for Berwyn Income Fund and $1,873 and $387, respectively, for Berwyn Cornerstone Fund.

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method.

Distributions to Shareholders: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Berwyn Fund and Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of Berwyn Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Distributions are recorded on the ex-date. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales.

Common Expenses: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, the Funds will not be subject to federal income taxes to the extent that each Fund distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

3. SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the year ended December 31, 2014:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Purchases of investment securities	$69,230,392	$893,834,573	$7,984,978
Proceeds from sales and maturities of investment securities	$184,798,106	$764,487,385	$7,042,957

4. TAX MATTERS

The tax character of dividends and distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Berwyn Fund	12/31/2014	$2,560,867	$55,315,473	$57,876,340
	12/31/2013	$1,219,811	$43,640,611	$44,860,422
Berwyn Income Fund	12/31/2014	$61,452,155	$95,884,086	$157,336,241
	12/31/2013	$62,455,657	$101,916,905	$164,372,562
Berwyn Cornerstone Fund	12/31/2014	$153,559	$1,884,946	$2,038,505
	12/31/2013	$219,948	$1,556,931	$1,776,879

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of December 31, 2014:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Tax Cost of Portfolio Investments	$305,792,645	$2,495,981,267	$19,306,396
Gross Unrealized Appreciation	$73,054,154	$175,006,763	$3,464,479
Gross Unrealized Depreciation	(31,000,040)	(102,962,120)	(1,038,096)
Net Unrealized Appreciation on Investment Securities	42,054,114	72,044,643	2,426,383
Undistributed Long-Term Gains	—	368,645	—
Total Distributable Earnings	$42,054,114	$72,413,288	$2,426,383

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” difference are temporary in nature and are due to the tax deferral of losses on wash sales and the accrual of interest on certain convertible bonds for tax purposes.

During the year ended December 31, 2014, Berwyn Fund reclassified $1,445,185 of net investment loss against net realized gains from securities transactions and $253,020 of distributions in excess of net realized gains from securities transactions against paid-in capital on the Statements of Assets and Liabilities. Berwyn Income Fund reclassified $2,619,935 of distributions in excess of net investment income against accumulated net realized losses from security transactions on the Statements of Assets and Liabilities. Berwyn Cornerstone Fund reclassified $105 of distributions in excess of net realized gains from securities transactions and $75 of distributions in excess of net investment income against paid-in-capital on the Statements of Assets and Liabilities. The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current and all open tax years (tax years ended December 31, 2011 through December 31, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

5. TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY AGREEMENTS
The Funds’ investments are managed by The Killen Group, Inc. (the “Advisor”) under the terms of Investment Advisory Agreements (the “Advisory Agreements”). Under the terms of an Advisory Agreement between the Trust and the Advisor, Berwyn Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at annual rates of 1.00% of the first $500 million of the Fund’s average daily net assets, 0.95% of the next $500 million of such assets and 0.90% of such assets over $1 billion. Under the terms of a separate Advisory Agreement between the Trust and the Advisor, Berwyn Income Fund pays the Advisor a fee, which is computed and accrued daily and paid

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

monthly, at annual rates of 0.50% of the first $1.75 billion of the Fund’s average daily net assets, 0.48% of the next $1.75 billion of such assets and 0.46% of such assets over $3.5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Advisor, Berwyn Cornerstone Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.85% of the Fund’s average daily net assets.

With respect to Berwyn Cornerstone Fund, the Advisor has contractually agreed, until at least May 1, 2015, to waive its investment advisory fees and/or reimburse other operating expenses as necessary to maintain the Fund’s ratio of ordinary operating expenses to average net assets at 1.25% per annum. Accordingly, during the year ended December 31, 2014, the Advisor waived investment advisory fees of $92,758. These waivers are not subject to recoupment.

The Trust’s Chief Compliance Officer (“CCO”) is an officer of the Advisor. The Trust has agreed to pay a reasonable allocation of the salary paid by the Advisor to such officer for the time and services provided as CCO to the Trust. Currently, each Fund pays the Advisor $1,060 monthly for CCO services. In addition, the Funds reimburse the Advisor for reasonable out-of-pocket expenses, if any, relating to compliance services.

The Advisor and the officers of the Advisor, together with their families, owned 637,711 shares, 644,877 shares and 356,576 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of December 31, 2014.

AFFILIATED BROKER-DEALER

During the year ended December 31, 2014, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $62,692, $132,736 and $2,979, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreement for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Funds’ portfolio securities.

TRUSTEES AND OFFICERS

Certain Trustees and officers of the Trust are also officers of the Advisor, or of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The fees payable to the Distributor are paid by the Advisor (not the Funds).

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives from the Trust an annual retainer of $20,000, paid quarterly, a fee of $5,000 for attendance at each in-person meeting of the Board of Trustees and a fee of $1,000 for attendance at each telephonic meeting of the Board of Trustees. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

AFFILIATED INVESTMENTS

A company is considered an affiliate of a Fund under the Investment Company Act of 1940 if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. As of December 31, 2014, the following portfolio companies are considered to be affiliates of Berwyn Fund and Berwyn Income Fund. Transactions in these companies during the year ended December 31, 2014 were as follows:

Berwyn Fund
	12/31/2013 Value	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	12/31/2014 Value	Net Realized Gains (Losses)	Dividend Income
Hallmark Financial Services, Inc.	$9,281,946	$286,175	$(284,924)	$3,422,160	$12,705,357	$(13,117)	$—
KMG Chemicals, Inc.	9,693,813	868,772	(454,559)	1,860,914	11,968,940	73,936	73,428
Total	$18,975,759	$1,154,947	$(739,483)	$5,283,074	$24,674,297	$60,819	$73,428

Berwyn Income Fund
	12/31/2013 Value	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	12/31/2014 Value	Net Realized Gains (Losses)	Earned Income
Ennis, Inc.	$25,136,921	$10,562,549	$—	$(6,666,178)	$29,033,292	$—	$1,181,768
PCTEL, Inc.	14,268,411	7,112,294	—	(912,691)	20,468,014	—	292,890
Superior Industries International, Inc.	—	29,369,674	—	(163,473)	29,206,201	—	810,361
Total	$39,405,332	$47,044,517	$—	$(7,742,342)	$78,707,507	$—	$2,285,019

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The shares held in companies considered to be affiliates as of December 31, 2014 were as follows:

Berwyn Fund
Shares Held
Hallmark Financial Services, Inc.	1,050,898
KMG Chemicals, Inc.	598,447

Berwyn Income Fund
Shares Held
Ennis, Inc.	2,155,404
PCTEL, Inc.	2,363,512
Superior Industries International, Inc.	1,475,806

As of December 31, 2013, the following company was considered to be an affiliate of Berwyn Fund, but as of December 31, 2014 is no longer considered to be an affiliate of the Fund. Transactions in such company during the year ended December 31, 2014 were as follows:

Berwyn Fund
	12/31/2013 Value	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	12/31/2014 Value	Net Realized Gains (Losses)	Dividend Income
Hooker Furniture Corp. *	$9,154,167	$—	$(2,149,455)	$361,802	$7,366,514	$(326,954)	$188,053
Spartan Motors, Inc.	12,923,811	—	(2,957,761)	(2,292,383)	7,673,667	(510,251)	167,540
Total	$22,077,978	$—	$(5,107,216)	$(1,930,581)	$15,040,181	$(837,205)	$355,593

6. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

7. BANK LINE OF CREDIT

Berwyn Fund has an uncommitted $8,000,000 senior secured line of credit with its custodian bank. Berwyn Income Fund has an uncommitted $50,000,000 senior secured line of credit with its custodian bank. Berwyn Cornerstone Fund has an uncommitted $950,000 senior secured line of credit with its custodian bank. Borrowings under these arrangements bear interest at a rate per annum equal to the bank’s Prime Rate minus 0.5% at the time of borrowing. During the year ended December 31, 2014, Berwyn Fund incurred $63 of borrowing costs. Berwyn Income Fund and Berwyn Cornerstone Fund did not borrow under their respective lines of credit during the year ended December 31, 2014. As of December 31, 2014, Berwyn Fund had outstanding borrowings of $1,007,000. The average outstanding borrowings and average interest rate on days with borrowings by Berwyn Fund during the year ended December 31, 2014 were $1,007,000 and 2.28%, respectively.

8. SECTOR RISK

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, a particular set of circumstances may affect this sector or companies within the sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of December 31, 2014, Berwyn Fund had 25.3% of the value of its net assets invested in stocks within the Information Technology sector.

9. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE BERWYN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Berwyn Funds
and the Shareholders of Berwyn Fund,
 Berwyn Income Fund and Berwyn Cornerstone Fund

We have audited the accompanying statements of assets and liabilities of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (the “Funds”), each a series of shares of beneficial interest in the Berwyn Funds, including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund as of December 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
 February 27, 2015

THE BERWYN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2014 – December 31, 2014).

The table below illustrates the Funds’ ongoing costs in two ways:

Actual Fund Return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Funds’ actual returns, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% Return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE BERWYN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Net Expense Ratio(a)	Expenses Paid During Period(b)
Berwyn Fund
Actual	$1,000.00	$955.90	1.17%	$5.77
Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.31	1.17%	$5.96

Berwyn Income Fund
Actual	$1,000.00	$989.50	0.61%	$3.06
Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.13	0.61%	$3.11

Berwyn Cornerstone Fund
Actual	$1,000.00	$950.90	1.25%	$6.15
Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	1.25%	$6.36

(a)	Annualized, based on a Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, muliplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE BERWYN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Responsibility for oversight of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
*	Robert E. Killen	1199 Lancaster Avenue Berwyn, PA 19312	1941	President and Trustee	Since February 1983**
	John R. Bartholdson	1199 Lancaster Avenue Berwyn, PA 19312	1944	Trustee	Since February 2013
	Denis P. Conlon	1199 Lancaster Avenue Berwyn, PA 19312	1947	Trustee	Since June 1992**
	Deborah D. Dorsi	1199 Lancaster Avenue Berwyn, PA 19312	1955	Trustee	Since April 1998**
*	Kevin M. Ryan	1199 Lancaster Avenue Berwyn, PA 19312	1947	Vice President and Chief Compliance Officer	Since October 2004***
	Robert G. Dorsey	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	1957	Vice President	Since April 2005
	Mark J. Seger	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	1962	Treasurer	Since April 2005
	Wade R. Bridge	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	1968	Secretary	Since August 2011

*	Robert E. Killen and Kevin M. Ryan are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.
**	Reflects length of time served as a Trustee to the Trust and as a Director of the Trust’s predecessor entities, prior to the reorganization in April 1999.
***	Prior to October 2004, Mr. Ryan served the Trust and its predecessor entities in various capacities as a Director and/or officer beginning in 1983.

THE BERWYN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees the three portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Robert E. Killen is an Officer, Director and majority shareholder of the Advisor. He is also a Director and Officer of Berwyn Financial Services Corp. (a registered broker-dealer).

John R. Bartholdson is a retired aerospace industry executive. He is also a Trustee for CBRE Clarion Global Real Estate Income Fund (a closed-end fund).

Denis P. Conlon is a retired manufacturing and finance executive. Prior to his retirement on January 1, 2014, Mr. Conlon was President and Chief Executive Officer of Berwind Industrial Products Group (diversified manufacturing and financial company) from September 1996 through December 2013.

Deborah D. Dorsi is a retired computer industry executive.

Kevin M. Ryan is Legal Counsel to the Advisor and an Officer and Director of Berwyn Financial Services Corp. (a registered broker-dealer).

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (a registered broker-dealer).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Wade R. Bridge is Director of Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC.

Additional information about the Board of Trustees and executive officers may be found in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-992-6757.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the year ended December 31, 2014. Certain dividends paid by the Funds may be subject to a maximum rate of 23.8%. Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund designate up to a maximum amount of $2,560,867, $34,437,788 and $153,559, respectively, as Qualified Dividend Income, which may be subject to a maximum rate of 23.8%.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

The Berwyn Funds

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

Shareholder Services
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707 Cincinnati, Ohio 45246-0707
1 (800) 992-6757
www.theberwynfunds.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Denis P. Conlon.  Mr. Conlon is “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $37,600 and $37,600 with respect to the registrant’s fiscal years ended December 31, 2014 and 2013, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,100 and $8,100 with respect to the registrant’s fiscal years ended December 31, 2014 and 2013, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended December 31, 2014 and 2013, aggregate non-audit fees of $8,100 and $8,100, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Berwyn Funds

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	March 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	March 3, 2015

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	March 3, 2015

* Print the name and title of each signing officer under his or her signature.